UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2019

CVR REFINING, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35781	37-1702463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2277 Plaza Drive, Suite 500

Sugar Land, Texas 77479

(Address of principal executive offices, including
zip code)

Registrant’s telephone number, including area code:  (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01                   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 17, 2019, CVR Refining GP, LLC (the “General Partner”), a Delaware limited liability company and the general partner of CVR Refining, LP, a Delaware limited partnership (the “Partnership”), notified the Partnership that (1) the General Partner has assigned to CVR Energy, Inc., a Delaware corporation (“CVI”) its right pursuant to Section 15.1(a) of the Partnership’s First Amended and Restated Agreement of Limited Partnership, as amended (the “Limited Partnership Agreement”) to purchase all of the issued and outstanding common units representing limited partner interests in the Partnership (“Common Units”) not already owned by the General Partner or its affiliates (the “Call Right”) and (2) CVI has elected to exercise the Call Right and purchase all of the issued and outstanding Common Units not already owned by the General Partner or its affiliates for a cash purchase price, determined in accordance with the Limited Partnership Agreement, of $10.50 per unit (the “Call Price”), or $240,545,865 in the aggregate (the “Call Purchase”). Also, on January 17, 2019, CVI entered into a purchase agreement (the “Purchase Agreement”) with American Entertainment Properties Corp. (“AEP”) and Icahn Enterprises Holdings L.P. (“IEP”), pursuant to which, on January 29, 2019, all of the Common Units held by AEP and IEP will be purchased by the Company for a cash price per unit equal to the Call Price, or $60,375,000 in the aggregate (the “IEP Purchase,” and together with the Call Purchase, the “Purchase”).

As a result of the Purchase, CVI will own, directly or indirectly, 100 percent of the Partnership’s Common Units and there will no longer be a public market for the Common Units. Therefore, the Partnership intends to withdraw voluntarily its Common Units from listing on the New York Stock Exchange and from registration on the NYSE under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to file a Form 25 with the Securities and Exchange Commission (the “SEC”) to withdraw voluntarily the Common Units from listing on the NYSE and from registration on the NYSE under Section 12(b) of the Exchange Act. The Partnership expects that the Common Units will continue to be listed through January 28, 2019 and will no longer be listed effective January 29, 2019. Furthermore, the Partnership intends to file with the SEC a Form 15 upon effectiveness of the Form 25 to suspend the reporting obligations of the Partnership under Sections 13(a) and 15(d) of the Exchange Act.

Item 7.01                   Regulation FD Disclosure.

On January 18, 2019, CVI’s transfer agent, American Stock Transfer & Trust Company, LLC, will mail a Notice of Election to Purchase (as defined in the Limited Partnership Agreement and attached hereto as Exhibit 99.1) to Record Holders (as defined in the Limited Partnership Agreement) of Common Units as of a record date of January 17, 2019.

On January 17, 2019, the Partnership issued a press release announcing that, on such date, CVI has elected to exercise the Call Right. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information under this Item 7.01, in Exhibit 99.1 and in Exhibit 99.2 in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01, in Exhibit 99.1 and in Exhibit 99.2 in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits:

Exhibit No.
99.1	Notice of Election to Purchase, dated January 18, 2019.
99.2	CVR Refining, LP Press Release, issued January 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2019

CVR Refining, LP

By: CVR Refining GP, LLC, its general partner

	By:	/s/ Tracy D. Jackson
Tracy D. Jackson
Executive Vice President and Chief Financial Officer